Supplement to the
Fidelity® International Bond Fund
March 1, 2017
Summary Prospectus

On April 19, 2017, the Board of Trustees approved a plan of liquidation for Fidelity International Bond Fund. The fund is expected to liquidate on or about June 29, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes. Effective after the close of business on April 28, 2017, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

IBZ-SUM-17-01 1.9882136.100	April 21, 2017

Supplement to the
Fidelity® International Bond Fund
Class A, Class T, Class C and Class I
March 1, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

On April 19, 2017, the Board of Trustees approved a plan of liquidation for Fidelity International Bond Fund. The fund is expected to liquidate on or about June 29, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes. Effective after the close of business on April 28, 2017, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

AIBZ-SUM-17-02 1.9881391.101	April 21, 2017